Pro Forma Consolidated Statements of Income (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2011
Business Acquisition, Pro Forma Information [Line Items]
Total revenue	$ 42,323	$ 121,275
Net income available to common shareholders	$ 3,174	$ 8,964
Earnings per share attributable to common shareholders
Basic	$ 0.07	$ 0.21
Diluted	$ 0.07	$ 0.20